ABERDEEN FUNDS

Aberdeen U.S. Multi-Cap Equity Fund

Supplement to the Fund’s Prospectus and Statement of Additional Information, each dated February 27, 2015, as supplemented to date

As disclosed in a Prospectus supplement dated September 9, 2015, effective October 31, 2015, the name of the Aberdeen U.S. Equity Fund (the “Fund”) changed to the Aberdeen U.S. Multi-Cap Equity Fund and the Fund’s primary benchmark changed from the S&P 500® Index to the Russell 3000® Index to better reflect the size of the companies in which the Fund intends to invest. Accordingly, all references to the Aberdeen U.S. Equity Fund are replaced with Aberdeen U.S. Multi-Cap Equity Fund.

The fourth sentence of the first paragraph under the “Summary — Aberdeen U.S. Equity Fund — Performance” section of the Fund’s prospectus is replaced with the following:

The table compares the Fund’s average annual total returns to the returns of the Russell 3000® Index and the S&P 500® Index.  The Russell 3000® Index replaced the S&P 500® Index as the Fund’s primary benchmark to better reflect the size of the companies in which the Fund intends to invest.

The following sentence is added as the penultimate sentence of the second paragraph under the “Summary — Aberdeen U.S. Equity Fund — Performance” section of the Summary Section of the Fund’s prospectus:

Effective October 31, 2015, the Fund’s name changed from Aberdeen U.S. Equity Fund to Aberdeen U.S. Multi-Cap Equity Fund.

The following is added as the penultimate row to the Average Annual Total Returns table under the “Summary — Aberdeen U.S. Equity Fund — Performance” section of the Fund’s prospectus:

	1 Year	5 Years	10 Years
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.56%	15.63%	7.94%

Please retain this Supplement for future reference.

This Supplement is dated November 2, 2015.